UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2018

Gateway Fund

Gateway Equity Call Premium Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Gateway Investment Advisers, LLC

Investment Goal

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

The S&P 500® Index returned -4.38% in 2018. In 2018, the equity market approached bear market territory in a tumultuous fourth quarter that served as a bookend to a first quarter featuring heightened volatility and an equity market correction. The year began with a continuation of 2017’s record-low volatility conditions and a spectacular market advance. The S&P 500® Index returned 7.55% from December 31, 2017 through January 26, but the remainder of the first quarter gave investors a taste of how the year would end. Concerns about rising interest rates drove an abrupt change in equity markets and the S&P 500® Index lost 10.10% from January 26 through February 8. From its closing value on February 8 through March 9, the equity market staged a partial recovery that stalled out as fears of a trade war grew while technology stocks slumped. The S&P 500® Index finished the first quarter with a return of -0.76%. Strong corporate earnings helped propel the market higher mid-year and the S&P 500® Index returned 11.41% from March 31 through September 30 as volatility returned to persistently below-average levels. Downward revisions of earnings growth estimates, a sharp drop in the price of oil, and concern that the Federal Reserve may go too far in tightening monetary policy combined to drive the S&P 500® Index down 13.52% in the fourth quarter. The slide began after the market reached an all-time high on September 20, with the S&P 500® Index losing 19.37% by December 24 before finishing the year with a four-day rally of 6.67%. Even with a negative return, the market backdrop of an expanding economy and strong corporate earnings growth remained intact.

Despite steep equity market declines in the first and fourth quarters, implied volatility levels were relatively subdued for most of the year. The Cboe® Volatility Index® (the VIX®) averaged 16.64 in 2018, below its long-term average of 19.27. In a reversal of the normal relationship, implied volatility was lower than realized volatility, as measured by the annualized standard deviation of daily returns for the S&P 500® Index, which measured 17.06% for the year. The 2018 closing low for the VIX® came in early January when it dipped to 9.15 and the sharp equity market correction in the first quarter drove the VIX® to its 2018 closing high of 37.32 in early February. The implied volatility response to the larger equity market decline in the fourth quarter was remarkably muted. The measure did not

1  |

break above 30 in the fourth quarter until the equity market began approaching bear market territory in late December. The VIX® breached 30 on December 21 and closed at a fourth quarter high of 36.07 on December 24. The VIX® averaged 21.05 for the fourth quarter, the only quarter of the year that the VIX® averaged over 20. In the five years between 1990 and 2017 that featured S&P 500® Index declines between 15% and 20%, each featured at least two quarters when the VIX® averaged 24 or higher, and all but the years 1999 and 2000 featured a VIX® closing high that was higher than the 2018 VIX® high.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of the Gateway Fund returned -4.18% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned -4.38% for the same period, while its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. This index call option writing activity exchanges potential market price appreciation for less variable option premiums and is an important source of the Fund’s return. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the-money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will have in a rising market and how much downside protection is delivered in a declining market. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund outperformed its primary benchmark for the year. Throughout 2018, the Fund’s two-part option strategy delivered equity market participation during market advances while mitigating losses during market declines. Specifically, the Fund returned 1.34% from December 31, 2017 to January 26 2018, lagging the S&P 500® Index as expected in a period when the market advanced at an above average rate with low implied volatility. The Fund then delivered downside protection by declining 4.54% from January 26 through February 8, less than half the loss of the S&P 500® Index over the same time period. The Fund ended the first quarter with a return of -2.53%, lessening the underperformance gap that was created in January, but not by enough to achieve a better return than the S&P 500® Index for the quarter. From March 31 through September 30, the Fund returned 6.25%, capturing more than half the return of its benchmark over the same period. In the fourth quarter, the Fund returned -7.47%, offsetting nearly half the

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GATEWAY FUND

loss of its benchmark despite smaller than expected gains from index put option positions due to the muted and delayed implied volatility response to the market’s decline.

The Fund’s equity portfolio returned -3.96% for the year, a performance differential of positive 42 basis points versus the S&P 500® Index. Gains on index options provided downside protection during market declines while market advances produced losses from index options. For the year as a whole, this resulted in a small net gain from index options. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation for 2018 was 8.52% versus 17.06% for the S&P 500® Index.

Outlook

We do not believe that the muted response to the recent equity market downside from implied volatility provides insight on future equity market direction. Regardless of whether 2019 delivers additional losses to investors or sees the equity market recover to new highs, several key drivers of recent volatility may well persist. These drivers include concerns about decelerating corporate earnings growth, slowing Chinese economic growth, monetary policy and trade policy.

Gateway’s investment philosophy is informed by its long history and maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2008 through December 31, 2018

See notes to chart on page 5.

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Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Microsoft Corp.	3.63%
2	Apple, Inc.	3.03
3	Amazon.com, Inc.	2.88
4	Alphabet, Inc., Class C	2.14
5	Berkshire Hathaway, Inc., Class B	2.07
6	JPMorgan Chase & Co.	1.66
7	Johnson & Johnson	1.61
8	Facebook, Inc., Class A	1.51
9	UnitedHealth Group, Inc.	1.40
10	Visa, Inc., Class A	1.39

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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GATEWAY FUND

Average Annual Total Returns — December 31, 20184

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/19/08)
NAV	-4.18%	3.38%	4.53%	—%	0.77%	0.70%

Class A (Inception 12/07/77)
NAV	-4.39	3.13	4.28	—	1.02	0.94
With 5.75% Maximum Sales Charge	-9.88	1.92	3.67	—

Class C (Inception 2/19/08)
NAV	-5.15	2.35	3.49	—	1.77	1.70
With CDSC[1]	-6.10	2.35	3.49	—

Class N (Inception 5/1/17)
NAV	-4.13	—	—	0.93	0.74	0.65

Comparative Performance
S&P 500® Index[2]	-4.38	8.49	13.12	5.03
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.01	2.52	3.48	1.28

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Gateway Investment Advisers, LLC	Class Y GCPYX

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

The S&P 500® Index returned -4.38% in 2018. In 2018, the equity market approached bear market territory in a tumultuous fourth quarter that served as a bookend to a first quarter featuring heightened volatility and an equity market correction. The year began with a continuation of 2017’s record-low volatility conditions and a spectacular market advance. The S&P 500® Index returned 7.55% through January 26, but the remainder of the first quarter gave investors a taste of how the year would end. Concerns about rising interest rates drove an abrupt change in equity markets, and the S&P 500® Index lost 10.10% from January 26 through February 8. From its closing value on February 8 through March 9, the equity market staged a partial recovery that stalled out as fears of a trade war grew while technology stocks slumped. The S&P 500® Index finished the first quarter with a return of -0.76%. Strong corporate earnings helped propel the market higher mid-year, and the S&P 500® Index returned 11.41% from March 31 through September 30 as volatility returned to persistently below-average levels. Downward revisions of earnings growth estimates, a sharp drop in the price of oil, and concern that the Federal Reserve may go too far in tightening monetary policy combined to drive the S&P 500® Index down 13.52% in the fourth quarter. The slide began after the market reached an all-time high on September 20, with the S&P 500® Index losing 19.37% by December 24 before finishing the year with a four-day rally of 6.67%. Even with a negative return, the market backdrop of an expanding economy and strong corporate earnings growth remained intact.

Despite steep equity market declines in the first and fourth quarters, implied volatility levels were relatively subdued for most of the year. The Cboe® Volatility Index® (the VIX®) averaged 16.64 in 2018, below its long-term average of 19.27. In a reversal of the normal relationship, implied volatility was lower than realized volatility, as measured by the annualized standard deviation of daily returns for the S&P 500® Index, which measured 17.06% for the year. The 2018 closing low for the VIX® came in early January when it dipped to 9.15 and the sharp equity market correction in the first quarter drove the VIX® to its 2018 closing high of 37.32 in early February. The implied volatility response to the larger equity market decline in the fourth quarter was remarkably muted. The measure did not break above 30 in the fourth quarter until the equity market began approaching bear market territory in late December. The VIX® breached 30 on December 21 and closed at a

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GATEWAY EQUITY CALL PREMIUM FUND

fourth quarter high of 36.07 on December 24. The VIX® averaged 21.05 for the fourth quarter, the only quarter of the year that the VIX® averaged over 20. In the five years between 1990 and 2017 that featured S&P 500® Index declines between 15% and 20%, each featured at least two quarters when the VIX® averaged 24 or higher, and all but the years 1999 and 2000 featured a VIX® closing high that was higher than the 2018 VIX® high.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of the Gateway Equity Call Premium Fund returned -5.37% at net asset value. The Fund’s benchmark, the Cboe® S&P 500 BuyWriteSM Index (the BXMSM), returned -4.77% for the same period.

Explanation of Fund Performance

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

The Fund’s underperformance relative to its benchmark for the year was ultimately due to a first quarter return of -3.32% while the BXMSM returned -1.56%. Within the first quarter, the Fund outperformed the BXMSM during the January market advance and delivered better downside protection relative to the BXMSM during the first quarter equity market correction. From January 1 through February 8, the Fund had a return of -5.13% while the BXMSM had a lower return of -6.37%. However, this market correction resulted in the Fund and the BXMSM having different amounts of market exposure over the remainder of the first quarter. The static approach of the BXMSM resulted in its written index call option being very far out-of-the money when the equity market began its recovery, thus giving the BXMSM nearly full market exposure, while the Fund’s active approach had gradually lowered the strike prices of its diversified portfolio of written call options as the market declined. This resulted in the Fund having less market exposure than the BXMSM when the market began its recovery and thus less participation in the market advance. Specifically, from February 8 through quarter-end, the Fund returned 1.90% while the BXMSM returned 5.14%. The Fund matched the return of the BXMSM over the course of the second and third quarters as both registered a return of 8.47%. The Fund’s active approach in response to the dynamic environment of the fourth quarter resulted in better downside protection than the BXMSM as the Fund returned -9.76% while its BXMSM benchmark returned -10.81%.

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The Fund’s equity portfolio returned -3.69% for the year, a performance differential of positive 69 basis points versus the S&P 500® Index. Gains on written index call options provided downside protection during market declines, while market advances produced losses from written index call options. For the year as a whole, this resulted in a net loss from written index call options. Consistent with its investment objective, the measured risk of the Fund was lower than that of the US equity market and similar to the Fund’s benchmark, as its standard deviation for 2018 was 12.33%, versus 17.06% and 13.71% for the S&P 500® Index and the BXMSM, respectively.

Outlook

We do not believe that the muted response to the recent equity market downside from implied volatility provides insight on future equity market direction. Regardless of whether 2019 delivers additional losses to investors or sees the equity market recover to new highs, several key drivers of recent volatility may well persist. These drivers include concerns about decelerating corporate earnings growth, slowing Chinese economic growth, monetary policy and trade policy.

Gateway’s investment philosophy is informed by its long history and maintains that the US equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2018

See notes to chart on page 10.

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GATEWAY EQUITY CALL PREMIUM FUND

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Microsoft Corp.	3.91%
2	Apple, Inc.	3.64
3	Amazon.com, Inc.	3.21
4	Berkshire Hathaway, Inc., Class B	2.14
5	Alphabet, Inc., Class C	2.01
6	JPMorgan Chase & Co.	1.90
7	Johnson & Johnson	1.87
8	Facebook, Inc., Class A	1.78
9	Exxon Mobil Corp.	1.75
10	Home Depot, Inc.	1.58

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20184

				Expense Ratios[5]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 9/30/14)		Class Y/A/C	Class N
NAV	-5.37%	4.23%	—%	1.05%	0.95%

Class A (Inception 9/30/14)
NAV	-5.60	3.96	—	1.30	1.20
With 5.75% Maximum Sales Charge	-11.05	2.53	—

Class C (Inception 9/30/14)
NAV	-6.24	3.22	—	2.05	1.95
With CDSC[1]	-7.18	3.22	—

Class N (Inception 5/1/17)
NAV	-5.32	—	1.06	14.26	0.90

Comparative Performance
Cboe® S&P 500 BuyWrite Index (BXMSM)[2]	-4.77	4.44	1.46
S&P 500® Index[3]	-4.38	8.01	5.03

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Cboe® S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$958.10	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$954.30	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$959.30	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$959.30	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$945.40	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$941.80	$9.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$946.40	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$946.90	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2018

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 95.1% of Net Assets
	Aerospace & Defense — 2.4%
279,084	Boeing Co. (The)(a)	$90,004,590
57,682	Huntington Ingalls Industries, Inc.(a)	10,977,461
252,454	Raytheon Co.(a)	38,713,821
42,306	TransDigm Group, Inc.(a)(b)	14,386,578
392,820	United Technologies Corp.(a)	41,827,474

		195,909,924

	Air Freight & Logistics — 0.5%
394,897	United Parcel Service, Inc., Class B(a)	38,514,304
50,124	XPO Logistics, Inc.(a)(b)	2,859,073

		41,373,377

	Airlines — 0.4%
107,742	Alaska Air Group, Inc.(a)	6,556,101
332,138	American Airlines Group, Inc.(a)	10,664,951
266,319	JetBlue Airways Corp.(a)(b)	4,277,083
169,380	United Continental Holdings, Inc.(a)(b)	14,182,187

		35,680,322

	Auto Components — 0.1%
45,405	Autoliv, Inc.(a)	3,188,793
59,910	Cooper Tire & Rubber Co.(a)	1,936,890
41,304	Garrett Motion, Inc.(a)(b)	509,691
53,299	Veoneer, Inc.(a)(b)	1,256,258

		6,891,632

	Automobiles — 0.1%
13,034	Tesla, Inc.(a)(b)	4,337,715

	Banks — 5.7%
353,523	Associated Banc-Corp(a)	6,996,220
4,093,854	Bank of America Corp.(a)	100,872,563
1,171,110	Citigroup, Inc.(a)	60,967,987
60,201	First Republic Bank(a)	5,231,467
1,368,979	Huntington Bancshares, Inc.(a)	16,318,230
1,382,484	JPMorgan Chase & Co.(a)	134,958,088
345,605	Old National Bancorp(a)	5,322,317
64,746	Signature Bank(a)	6,656,536
51,182	SVB Financial Group(a)(b)	9,720,485
870,424	U.S. Bancorp(a)	39,778,377
1,722,887	Wells Fargo & Co.(a)	79,390,633

		466,212,903

	Beverages — 2.1%
1,727,514	Coca-Cola Co. (The)(a)	81,797,788
241,521	Monster Beverage Corp.(a)(b)	11,887,664
703,567	PepsiCo, Inc.(a)	77,730,082

		171,415,534

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 3.0%
606,162	AbbVie, Inc.(a)	$55,882,075
125,445	Alexion Pharmaceuticals, Inc.(a)(b)	12,213,325
298,196	Amgen, Inc.(a)	58,049,815
93,828	Biogen, Inc.(a)(b)	28,234,722
358,090	Celgene Corp.(a)(b)	22,949,988
533,487	Gilead Sciences, Inc.(a)	33,369,612
46,571	Seattle Genetics, Inc.(a)(b)	2,638,713
48,686	Shire PLC, Sponsored ADR(a)	8,473,311
25,386	TESARO, Inc.(a)(b)	1,884,911
134,540	Vertex Pharmaceuticals, Inc.(a)(b)	22,294,623

		245,991,095

	Building Products — 0.3%
401,198	Johnson Controls International PLC(a)	11,895,521
37,467	Lennox International, Inc.(a)	8,200,028
68,841	Resideo Technologies, Inc.(a)(b)	1,414,682

		21,510,231

	Capital Markets — 2.7%
1,210,866	Bank of New York Mellon Corp. (The)(a)	56,995,463
673,921	Charles Schwab Corp. (The)(a)	27,987,939
226,993	Eaton Vance Corp.(a)	7,985,614
26,492	FactSet Research Systems, Inc.(a)	5,301,844
201,251	Goldman Sachs Group, Inc. (The)(a)	33,618,980
442,335	Intercontinental Exchange, Inc.(a)	33,321,096
136,865	Legg Mason, Inc.(a)	3,491,426
828,584	Morgan Stanley(a)	32,853,356
84,064	MSCI, Inc.(a)	12,393,555
124,187	TD Ameritrade Holding Corp.(a)	6,080,195
129,365	Waddell & Reed Financial, Inc., Class A(a)	2,338,919

		222,368,387

	Chemicals — 1.5%
17,782	AdvanSix, Inc.(a)(b)	432,814
115,188	Ashland Global Holdings, Inc.(a)	8,173,741
65,262	Celanese Corp., Series A(a)	5,871,622
53,140	Chemours Co. (The)(a)	1,499,611
1,044,867	DowDuPont, Inc.(a)	55,879,487
168,176	Eastman Chemical Co.(a)	12,295,347
36,897	Ingevity Corp.(a)(b)	3,087,910
232,703	LyondellBasell Industries NV, Class A(a)	19,351,582
91,122	Olin Corp.(a)	1,832,463
171,746	RPM International, Inc.(a)	10,095,230
236,738	Valvoline, Inc.(a)	4,580,880

		123,100,687

	Commercial Services & Supplies — 0.5%
114,358	Copart, Inc.(a)(b)	5,464,025
100,997	Waste Connections, Inc.(a)	7,499,027
317,652	Waste Management, Inc.(a)	28,267,852

		41,230,904

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.3%
25,654	Arista Networks, Inc.(a)(b)	$5,405,298
1,960,270	Cisco Systems, Inc.(a)	84,938,499
115,934	Motorola Solutions, Inc.(a)	13,337,047

		103,680,844

	Consumer Finance — 0.3%
121,623	Ally Financial, Inc.(a)	2,755,977
308,240	Discover Financial Services(a)	18,179,995

		20,935,972

	Containers & Packaging — 0.3%
120,641	Avery Dennison Corp.(a)	10,837,181
135,652	Sonoco Products Co.(a)	7,207,191
228,840	WestRock Co.(a)	8,640,998

		26,685,370

	Distributors — 0.2%
149,822	Genuine Parts Co.(a)	14,385,908

	Diversified Consumer Services — 0.0%
80,237	Service Corp. International(a)	3,230,342

	Diversified Financial Services — 2.1%
823,996	Berkshire Hathaway, Inc., Class B(a)(b)	168,243,503

	Diversified Telecommunication Services — 2.0%
2,799,020	AT&T, Inc.(a)	79,884,031
1,507,281	Verizon Communications, Inc.(a)	84,739,338

		164,623,369

	Electric Utilities — 1.7%
614,082	Alliant Energy Corp.(a)	25,944,965
671,022	American Electric Power Co., Inc.(a)	50,152,184
525,021	Duke Energy Corp.(a)	45,309,312
138,237	Evergy, Inc.(a)	7,847,715
87,627	Hawaiian Electric Industries, Inc.(a)	3,208,901
194,039	OGE Energy Corp.(a)	7,604,388

		140,067,465

	Electrical Equipment — 0.5%
229,541	Eaton Corp. PLC(a)	15,760,285
341,749	Emerson Electric Co.(a)	20,419,503
36,487	Hubbell, Inc.(a)	3,624,618
73,808	nVent Electric PLC(a)	1,657,728

		41,462,134

	Electronic Equipment, Instruments & Components — 0.8%
161,580	CDW Corp.(a)	13,096,059
598,992	Corning, Inc.(a)	18,095,548
227,260	TE Connectivity Ltd.(a)	17,187,674
335,166	Trimble, Inc.(a)(b)	11,030,313
47,977	Zebra Technologies Corp., Class A(a)(b)	7,639,378

		67,048,972

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 0.2%
489,562	Halliburton Co.(a)	$13,012,558

	Entertainment — 1.8%
355,381	Activision Blizzard, Inc.(a)	16,550,093
63,075	Live Nation Entertainment, Inc.(a)(b)	3,106,444
179,169	Netflix, Inc.(a)(b)	47,956,375
58,429	Take-Two Interactive Software, Inc.(a)(b)	6,014,681
670,992	Walt Disney Co. (The)(a)	73,574,273

		147,201,866

	Food & Staples Retailing — 1.3%
575,231	Walgreens Boots Alliance, Inc.(a)	39,305,534
676,008	Walmart, Inc.(a)	62,970,145

		102,275,679

	Food Products — 0.9%
85,855	Bunge Ltd.(a)	4,588,091
403,780	Conagra Brands, Inc.(a)	8,624,741
66,489	Ingredion, Inc.(a)	6,077,095
317,646	Kraft Heinz Co. (The)(a)	13,671,484
118,515	Lamb Weston Holdings, Inc.(a)	8,717,963
804,571	Mondelez International, Inc., Class A(a)	32,206,977

		73,886,351

	Gas Utilities — 0.1%
31,606	Atmos Energy Corp.(a)	2,930,508
90,899	National Fuel Gas Co.(a)	4,652,211
28,803	UGI Corp.	1,536,640

		9,119,359

	Health Care Equipment & Supplies — 3.3%
763,559	Abbott Laboratories(a)	55,228,223
47,638	Align Technology, Inc.(a)(b)	9,976,826
338,269	Baxter International, Inc.(a)	22,264,866
714,099	Boston Scientific Corp.(a)(b)	25,236,259
27,053	DexCom, Inc.(a)(b)	3,240,949
112,190	Edwards Lifesciences Corp.(a)(b)	17,184,142
292,284	Hologic, Inc.(a)(b)	12,012,872
59,474	Intuitive Surgical, Inc.(a)(b)	28,483,288
861,635	Medtronic PLC(a)	78,374,320
113,078	ResMed, Inc.(a)	12,876,192
10,013	STERIS PLC	1,069,889
24,419	Teleflex, Inc.(a)	6,311,823

		272,259,649

	Health Care Providers & Services — 3.1%
161,106	Anthem, Inc.(a)	42,311,269
75,158	Cigna Corp.(a)(b)	14,273,966
598,486	CVS Health Corp.(a)	39,212,803
163,885	HCA Healthcare, Inc.(a)	20,395,488
15,423	Molina Healthcare, Inc.(b)	1,792,461

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — (continued)
107,436	Quest Diagnostics, Inc.(a)	$8,946,196
456,349	UnitedHealth Group, Inc.(a)	113,685,663
71,490	Universal Health Services, Inc., Class B(a)	8,332,874

		248,950,720

	Health Care Technology — 0.1%
47,158	Veeva Systems, Inc., Class A(a)(b)	4,212,153

	Hotels, Restaurants & Leisure — 1.7%
33,735	Domino’s Pizza, Inc.(a)	8,365,943
115,133	Hilton Grand Vacations, Inc.(a)(b)	3,038,360
272,889	Hilton Worldwide Holdings, Inc.(a)	19,593,430
59,763	Las Vegas Sands Corp.(a)	3,110,664
398,158	McDonald’s Corp.(a)	70,700,916
82,034	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	1,445,439
401,803	MGM Resorts International(a)	9,747,741
91,903	Restaurant Brands International, Inc.(a)	4,806,527
39,919	Vail Resorts, Inc.(a)	8,415,724
401,168	Wendy’s Co. (The)(a)	6,262,232

		135,486,976

	Household Durables — 0.4%
327,842	Newell Brands, Inc.(a)	6,094,583
2,654	NVR, Inc.(a)(b)	6,467,772
286,997	Toll Brothers, Inc.(a)	9,450,811
61,848	Tupperware Brands Corp.(a)	1,952,541
52,559	Whirlpool Corp.(a)	5,616,980

		29,582,687

	Household Products — 1.6%
582,205	Colgate-Palmolive Co.(a)	34,652,842
1,061,719	Procter & Gamble Co. (The)(a)	97,593,210

		132,246,052

	Industrial Conglomerates — 1.5%
267,316	3M Co.(a)	50,934,391
2,204,215	General Electric Co.(a)	16,685,908
413,046	Honeywell International, Inc.(a)	54,571,637

		122,191,936

	Insurance — 1.9%
530,942	Aflac, Inc.(a)	24,189,717
266,008	Allstate Corp. (The)(a)	21,980,241
149,909	American Financial Group, Inc.(a)	13,571,262
482,754	American International Group, Inc.(a)	19,025,335
180,061	Aon PLC(a)	26,173,667
484,122	Arch Capital Group Ltd.(a)(b)	12,935,740
296,125	Arthur J. Gallagher & Co.(a)	21,824,412
121,715	Fidelity National Financial, Inc.(a)	3,826,720
280,812	Lincoln National Corp.(a)	14,408,464

		157,935,558

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Interactive Media & Services — 4.6%
66,567	Alphabet, Inc., Class A(a)(b)	$69,559,853
168,456	Alphabet, Inc., Class C(a)(b)	174,454,718
15,012	Baidu, Inc., Sponsored ADR(a)(b)	2,380,903
939,392	Facebook, Inc., Class A(a)(b)	123,144,897
40,793	Zillow Group, Inc., Class C(a)(b)	1,288,243

		370,828,614

	Internet & Direct Marketing Retail — 3.5%
156,200	Amazon.com, Inc.(a)(b)	234,607,714
19,757	Booking Holdings, Inc.(a)(b)	34,029,852
448,953	eBay, Inc.(a)(b)	12,602,111
7,580	MercadoLibre, Inc.(a)	2,219,803

		283,459,480

	IT Services — 4.3%
185,307	Automatic Data Processing, Inc.(a)	24,297,454
40,509	Black Knight, Inc.(a)(b)	1,825,336
124,578	Broadridge Financial Solutions, Inc.(a)	11,990,633
321,138	Cognizant Technology Solutions Corp., Class A(a)	20,385,840
235,256	Fidelity National Information Services, Inc.(a)	24,125,503
46,077	FleetCor Technologies, Inc.(a)(b)	8,557,420
389,246	International Business Machines Corp.(a)	44,245,593
106,696	Jack Henry & Associates, Inc.(a)	13,499,178
75,021	Leidos Holdings, Inc.	3,955,107
205,676	Paychex, Inc.(a)	13,399,791
564,100	PayPal Holdings, Inc.(a)(b)	47,435,169
108,558	VeriSign, Inc.(a)(b)	16,098,066
858,747	Visa, Inc., Class A(a)	113,303,079
379,264	Western Union Co. (The)(a)	6,470,244

		349,588,413

	Leisure Products — 0.0%
39,532	Polaris Industries, Inc.(a)	3,031,314

	Life Sciences Tools & Services — 0.3%
76,867	Illumina, Inc.(a)(b)	23,054,719
17,292	PRA Health Sciences, Inc.(b)	1,590,173

		24,644,892

	Machinery — 1.8%
285,844	Caterpillar, Inc.(a)	36,322,197
116,361	Cummins, Inc.(a)	15,550,484
172,350	Deere & Co.(a)	25,709,450
121,962	IDEX Corp.(a)	15,398,922
131,499	Parker Hannifin Corp.(a)	19,611,761
211,446	Pentair PLC(a)	7,988,430
59,403	Snap-on, Inc.(a)	8,630,662
143,487	Stanley Black & Decker, Inc.(a)	17,181,133
63,479	Timken Co. (The)(a)	2,369,036

		148,762,075

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Media — 1.2%
1,926,385	Comcast Corp., Class A(a)	$65,593,409
103,860	Liberty Broadband Corp., Class C(a)(b)	7,481,036
185,047	Liberty Global PLC, Series C(a)(b)	3,819,370
83,437	Liberty Latin America Ltd., Class C(a)(b)	1,215,677
228,147	News Corp., Class B(a)	2,635,098
189,560	Omnicom Group, Inc.(a)	13,883,375
1,323,068	Sirius XM Holdings, Inc.(a)	7,554,718

		102,182,683

	Metals & Mining — 0.2%
171,684	Southern Copper Corp.(a)	5,282,717
243,358	Steel Dynamics, Inc.(a)	7,310,474
54,433	Worthington Industries, Inc.(a)	1,896,446

		14,489,637

	Multi-Utilities — 1.6%
401,532	Ameren Corp.(a)	26,191,932
609,976	CenterPoint Energy, Inc.(a)	17,219,622
273,147	Consolidated Edison, Inc.(a)	20,884,820
374,870	Public Service Enterprise Group, Inc.(a)	19,511,984
89,000	Sempra Energy	9,628,910
541,369	WEC Energy Group, Inc.(a)	37,495,217

		130,932,485

	Multiline Retail — 0.4%
152,781	Nordstrom, Inc.(a)	7,121,122
364,432	Target Corp.(a)	24,085,311

		31,206,433

	Oil, Gas & Consumable Fuels — 4.9%
126,723	Cheniere Energy, Inc.(a)(b)	7,500,734
781,674	Chevron Corp.(a)	85,038,315
202,115	Concho Resources, Inc.(a)(b)	20,775,401
708,041	ConocoPhillips(a)	44,146,356
257,901	Continental Resources, Inc.(a)(b)	10,365,041
1,622,420	Exxon Mobil Corp.(a)	110,632,820
144,588	HollyFrontier Corp.(a)	7,391,339
463,874	Occidental Petroleum Corp.(a)	28,472,586
279,397	ONEOK, Inc.(a)	15,073,468
226,863	Phillips 66(a)	19,544,248
82,620	Targa Resources Corp.(a)	2,975,972
652,853	Valero Energy Corp.	48,944,389

		400,860,669

	Personal Products — 0.2%
120,000	Estee Lauder Cos., Inc. (The), Class A	15,612,000
59,560	Herbalife Nutrition Ltd.(a)(b)	3,511,062

		19,123,062

	Pharmaceuticals — 4.8%
612,235	Bristol-Myers Squibb Co.(a)	31,823,975

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — (continued)
388,694	Eli Lilly & Co.(a)	$44,979,670
27,123	Jazz Pharmaceuticals PLC(a)(b)	3,362,167
1,016,415	Johnson & Johnson(a)	131,168,356
1,046,762	Merck & Co., Inc.(a)	79,983,084
2,233,297	Pfizer, Inc.(a)	97,483,414

		388,800,666

	Professional Services — 0.6%
21,978	CoStar Group, Inc.(a)(b)	7,414,058
53,481	Dun & Bradstreet Corp. (The)(a)	7,633,878
54,075	ManpowerGroup, Inc.(a)	3,504,060
163,496	TransUnion(a)	9,286,573
195,964	Verisk Analytics, Inc.(a)(b)	21,367,915

		49,206,484

	REITs – Apartments — 0.5%
192,021	Camden Property Trust(a)	16,907,449
617,097	UDR, Inc.(a)	24,449,383

		41,356,832

	REITs – Diversified — 0.2%
179,401	Digital Realty Trust, Inc.(a)	19,115,177

	REITs – Health Care — 0.5%
260,504	Healthcare Realty Trust, Inc.(a)	7,408,734
395,221	Medical Properties Trust, Inc.(a)	6,355,154
206,117	Sabra Health Care REIT, Inc.(a)	3,396,808
265,800	Senior Housing Properties Trust(a)	3,115,176
310,797	Ventas, Inc.(a)	18,209,596

		38,485,468

	REITs – Hotels — 0.1%
159,507	Park Hotels & Resorts, Inc.(a)	4,143,992

	REITs – Mortgage — 0.3%
644,819	AGNC Investment Corp.(a)	11,310,125
1,234,994	Annaly Capital Management, Inc.(a)	12,127,641

		23,437,766

	REITs – Office Property — 0.2%
222,920	Kilroy Realty Corp.(a)	14,017,209
246,737	Mack-Cali Realty Corp.(a)	4,833,578

		18,850,787

	REITs – Shopping Centers — 0.2%
354,094	Regency Centers Corp.(a)	20,778,236

	REITs – Single Tenant — 0.2%
279,887	National Retail Properties, Inc.(a)	13,577,318

	REITs – Storage — 0.2%
218,575	Extra Space Storage, Inc.(a)	19,776,666

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	REITs – Warehouse/Industrials — 0.3%
664,704	Duke Realty Corp.(a)	$17,215,833
271,168	Liberty Property Trust(a)	11,356,516

		28,572,349

	Road & Rail — 0.7%
64,276	Canadian Pacific Railway Ltd.(a)	11,416,703
532,281	CSX Corp.(a)	33,070,619
117,651	Old Dominion Freight Line, Inc.(a)	14,528,722

		59,016,044

	Semiconductors & Semiconductor Equipment — 3.5%
422,682	Advanced Micro Devices, Inc.(a)(b)	7,802,710
231,380	Analog Devices, Inc.(a)	19,859,345
700,989	Applied Materials, Inc.(a)	22,950,380
1,773,743	Intel Corp.(a)	83,241,759
172,347	Microchip Technology, Inc.(a)	12,395,196
446,233	Micron Technology, Inc.(a)(b)	14,158,973
232,298	NVIDIA Corp.(a)	31,011,783
594,824	QUALCOMM, Inc.(a)	33,851,434
156,838	Skyworks Solutions, Inc.(a)	10,511,283
221,363	Teradyne, Inc.(a)	6,946,371
453,301	Texas Instruments, Inc.(a)	42,836,944

		285,566,178

	Software — 6.3%
258,158	Adobe, Inc.(a)(b)	58,405,666
79,021	ANSYS, Inc.(a)(b)	11,295,262
383,459	Cadence Design Systems, Inc.(a)(b)	16,672,797
57,460	Check Point Software Technologies Ltd.(a)(b)	5,898,269
151,396	Fortinet, Inc.(a)(b)	10,662,820
2,908,828	Microsoft Corp.(a)	295,449,660
367,409	Nuance Communications, Inc.(a)(b)	4,860,821
1,255,543	Oracle Corp.(a)	56,687,767
23,152	Palo Alto Networks, Inc.(a)(b)	4,360,679
102,299	PTC, Inc.(a)(b)	8,480,587
74,941	ServiceNow, Inc.(a)(b)	13,343,245
423,863	Symantec Corp.(a)	8,008,891
10,400	Ultimate Software Group, Inc. (The)(a)(b)	2,546,648
49,369	VMware, Inc., Class A(a)	6,769,971
44,872	Workday, Inc., Class A(a)(b)	7,165,161

		510,608,244

	Specialty Retail — 2.5%
270,169	American Eagle Outfitters, Inc.(a)	5,222,367
112,219	Foot Locker, Inc.(a)	5,970,051
232,618	Gap, Inc. (The)(a)	5,992,240
501,665	Home Depot, Inc. (The)(a)	86,196,080
184,362	L Brands, Inc.(a)	4,732,572
593,416	Lowe’s Cos., Inc.(a)	54,807,902
86,214	Tiffany & Co.(a)	6,941,089

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — (continued)
674,242	TJX Cos., Inc. (The)(a)	$30,165,587

		200,027,888

	Technology Hardware, Storage & Peripherals — 3.1%
1,561,995	Apple, Inc.(a)	246,389,091
65,426	Dell Technologies, Inc.(b)	3,197,370

		249,586,461

	Textiles, Apparel & Luxury Goods — 0.4%
96,068	Lululemon Athletica, Inc.(a)(b)	11,682,829
88,100	PVH Corp.	8,188,895
586,475	Under Armour, Inc., Class A(a)(b)	10,363,013
92,527	Under Armour, Inc., Class C(a)(b)	1,496,162

		31,730,899

	Tobacco — 0.9%
653,815	Altria Group, Inc.(a)	32,291,923
576,065	Philip Morris International, Inc.(a)	38,458,099

		70,750,022

	Trading Companies & Distributors — 0.1%
73,209	GATX Corp.(a)	5,183,929

	Wireless Telecommunication Services — 0.1%
187,217	Sprint Corp.(a)(b)	1,089,603
71,226	T-Mobile US, Inc.(a)(b)	4,530,686

		5,620,289

	Total Common Stocks (Identified Cost $5,957,946,197)	7,738,049,586

	Total Purchased Options — 0.7%
	(Identified Cost $80,705,626) (see detail below)	54,411,305

Principal Amount
Short-Term Investments — 6.5%
$529,255,321	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $529,299,426 on 1/02/2019 collateralized by $531,870,000 U.S. Treasury Note, 2.875% due 5/15/2028 valued at $539,842,199 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $529,255,321)	529,255,321

	Total Investments — 102.3% (Identified Cost $6,567,907,144)	8,321,716,212
	Other assets less liabilities — (2.3)%	(183,383,072)

	Net Assets — 100.0%	$8,138,333,140

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Purchased Options — 0.7%

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.7%
S&P 500® Index, Put(b)	01/18/2019	2,225	4,358	$1,092,485,230	$4,082,903	$1,895,730
S&P 500® Index, Put(b)	02/15/2019	2,125	4,010	1,005,246,850	12,765,514	3,308,250
S&P 500® Index, Put(b)	02/15/2019	2,250	4,367	1,094,741,395	11,584,889	7,707,755
S&P 500® Index, Put(b)	02/15/2019	2,325	3,307	829,015,295	9,399,623	9,243,065
S&P 500® Index, Put(b)	02/15/2019	2,375	3,602	902,967,370	13,388,610	13,543,520
S&P 500® Index, Put(b)	03/15/2019	2,200	4,049	1,015,023,565	17,982,522	9,090,005
S&P 500® Index, Put(b)	03/15/2019	2,250	3,324	833,276,940	11,501,565	9,622,980

Total					$80,705,626	$54,411,305

Written Options — (1.9%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.9%)
S&P 500® Index, Call	01/11/2019	2,525	(3,406)	$(853,833,110)	$(15,126,690)	$(11,069,500)
S&P 500® Index, Call	01/18/2019	2,475	(3,407)	(854,083,795)	(15,899,632)	(24,002,315)
S&P 500® Index, Call	01/18/2019	2,500	(3,494)	(875,893,390)	(18,933,430)	(19,164,590)
S&P 500® Index, Call	01/18/2019	2,525	(3,498)	(876,896,130)	(15,397,247)	(14,394,270)
S&P 500® Index, Call	01/18/2019	2,575	(3,504)	(878,400,240)	(20,034,120)	(7,095,600)
S&P 500® Index, Call	01/25/2019	2,425	(3,473)	(870,629,005)	(20,713,738)	(39,626,930)
S&P 500® Index, Call	02/15/2019	2,525	(3,148)	(789,156,380)	(23,166,919)	(21,264,740)
S&P 500® Index, Call	02/15/2019	2,600	(3,233)	(810,464,605)	(24,229,013)	(10,976,035)
S&P 500® Index, Call	02/15/2019	2,625	(3,383)	(848,067,355)	(25,674,904)	(8,694,310)

Total					$(179,175,693)	$(156,288,290)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2018

Gateway Fund – (continued)

Industry Summary at December 31, 2018

Software	6.3%
Banks	5.7
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.8
Interactive Media & Services	4.6
IT Services	4.3
Semiconductors & Semiconductor Equipment	3.5
Internet & Direct Marketing Retail	3.5
Health Care Equipment & Supplies	3.3
Technology Hardware, Storage & Peripherals	3.1
Health Care Providers & Services	3.1
Biotechnology	3.0
Capital Markets	2.7
Specialty Retail	2.5
Aerospace & Defense	2.4
Beverages	2.1
Diversified Financial Services	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	31.9
Short-Term Investments	6.5

Total Investments	102.3
Other assets less liabilities (including open written options)	(2.3)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 96.8% of Net Assets
	Aerospace & Defense — 2.7%
2,151	Boeing Co. (The)(a)	$693,697
302	Huntington Ingalls Industries, Inc.(a)	57,474
2,268	Lockheed Martin Corp.(a)	593,853
5,044	United Technologies Corp.(a)	537,085

		1,882,109

	Air Freight & Logistics — 0.6%
2,477	FedEx Corp.(a)	399,614

	Airlines — 0.4%
323	Alaska Air Group, Inc.(a)	19,655
3,797	Delta Air Lines, Inc.(a)	189,470
767	United Continental Holdings, Inc.(a)(b)	64,221

		273,346

	Auto Components — 0.1%
2,622	Adient PLC(a)	39,487
315	Garrett Motion, Inc.(a)(b)	3,887
393	Lear Corp.(a)	48,284

		91,658

	Automobiles — 0.2%
3,482	General Motors Co.(a)	116,473

	Banks — 5.8%
41,740	Bank of America Corp.(a)	1,028,474
2,042	Citigroup, Inc.(a)	106,306
1,437	Comerica, Inc.(a)	98,708
1,091	East West Bancorp, Inc.(a)	47,491
13,069	Fifth Third Bancorp(a)	307,514
327	First Republic Bank(a)	28,416
6,831	Huntington Bancshares, Inc.(a)	81,425
13,716	JPMorgan Chase & Co.(a)	1,338,956
148	Signature Bank	15,216
3,471	SunTrust Banks, Inc.(a)	175,077
566	SVB Financial Group(a)(b)	107,495
15,979	Wells Fargo & Co.(a)	736,312

		4,071,390

	Beverages — 2.1%
16,133	Coca-Cola Co. (The)(a)	763,897
6,522	PepsiCo, Inc.(a)	720,551

		1,484,448

	Biotechnology — 3.0%
5,748	AbbVie, Inc.(a)	529,908
1,398	Alexion Pharmaceuticals, Inc.(a)(b)	136,109
209	Alkermes PLC(a)(b)	6,168
272	Alnylam Pharmaceuticals, Inc.(a)(b)	19,831
2,901	Amgen, Inc.(a)	564,738

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — (continued)
1,019	Biogen, Inc.(a)(b)	$306,637
2,386	Celgene Corp.(a)(b)	152,919
6,102	Gilead Sciences, Inc.(a)	381,680

		2,097,990

	Building Products — 0.6%
1,115	A.O. Smith Corp.(a)	47,610
1,530	Fortune Brands Home & Security, Inc.(a)	58,125
7,945	Johnson Controls International PLC(a)	235,569
330	Lennox International, Inc.(a)	72,224
411	Resideo Technologies, Inc.(a)(b)	8,446

		421,974

	Capital Markets — 1.8%
4,185	Bank of New York Mellon Corp. (The)(a)	196,988
453	BlackRock, Inc.(a)	177,947
554	FactSet Research Systems, Inc.(a)	110,872
1,397	Goldman Sachs Group, Inc. (The)(a)	233,369
6,081	Morgan Stanley(a)	241,112
1,086	MSCI, Inc.(a)	160,109
1,104	Raymond James Financial, Inc.(a)	82,149
377	SEI Investments Co.(a)	17,417
955	TD Ameritrade Holding Corp.(a)	46,757

		1,266,720

	Chemicals — 1.7%
342	AdvanSix, Inc.(a)(b)	8,324
3,004	Air Products & Chemicals, Inc.(a)	480,790
598	Albemarle Corp.(a)	46,088
940	Ashland Global Holdings, Inc.(a)	66,702
569	Celanese Corp., Series A(a)	51,193
2,051	Huntsman Corp.(a)	39,564
547	International Flavors & Fragrances, Inc.(a)	73,446
1,761	Linde PLC(a)	274,786
1,051	PPG Industries, Inc.(a)	107,444
2,720	Valvoline, Inc.(a)	52,632

		1,200,969

	Commercial Services & Supplies — 0.4%
226	Waste Connections, Inc.(a)	16,781
3,285	Waste Management, Inc.(a)	292,332

		309,113

	Communications Equipment — 1.2%
539	Arista Networks, Inc.(a)(b)	113,567
17,360	Cisco Systems, Inc.(a)	752,209

		865,776

	Consumer Finance — 1.1%
2,148	Ally Financial, Inc.(a)	48,674
3,868	American Express Co.(a)	368,698

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Consumer Finance — (continued)
2,260	Capital One Financial Corp.(a)	$170,833
8,948	Synchrony Financial(a)	209,920

		798,125

	Containers & Packaging — 0.3%
938	Crown Holdings, Inc.(a)(b)	38,993
2,458	International Paper Co.(a)	99,205
866	Packaging Corp. of America(a)	72,276

		210,474

	Diversified Consumer Services — 0.1%
1,679	Service Corp. International(a)	67,597

	Diversified Financial Services — 2.1%
7,386	Berkshire Hathaway, Inc., Class B(a)(b)	1,508,073

	Diversified Telecommunication Services — 2.3%
27,997	AT&T, Inc.(a)	799,034
14,886	Verizon Communications, Inc.(a)	836,891

		1,635,925

	Electric Utilities — 1.6%
9,733	Alliant Energy Corp.(a)	411,219
4,104	American Electric Power Co., Inc.(a)	306,733
3,761	Evergy, Inc.(a)	213,512
4,078	OGE Energy Corp.(a)	159,817
1,104	Southern Co. (The)(a)	48,488

		1,139,769

	Electrical Equipment — 0.4%
355	Acuity Brands, Inc.(a)	40,807
3,652	Emerson Electric Co.(a)	218,207

		259,014

	Electronic Equipment, Instruments & Components — 0.4%
755	Arrow Electronics, Inc.(a)(b)	52,057
768	Avnet, Inc.(a)	27,725
480	CDW Corp.(a)	38,904
4,491	Flex Ltd.(a)(b)	34,177
2,507	Trimble, Inc.(a)(b)	82,505
386	Zebra Technologies Corp., Class A(a)(b)	61,463

		296,831

	Energy Equipment & Services — 0.2%
238	KLX Energy Services Holdings, Inc.(a)(b)	5,581
3,604	McDermott International, Inc.(a)(b)	23,570
3,060	National Oilwell Varco, Inc.(a)	78,642
1,382	Oceaneering International, Inc.(a)(b)	16,722
596	Schlumberger Ltd.(a)	21,504

		146,019

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 2.3%
2,778	Activision Blizzard, Inc.(a)	$129,371
1,978	Netflix, Inc.(a)(b)	529,432
79	Take-Two Interactive Software, Inc.(b)	8,132
4,939	Twenty-First Century Fox, Inc., Class A(a)	237,665
6,494	Walt Disney Co. (The)(a)	712,067

		1,616,667

	Food & Staples Retailing — 1.7%
951	Costco Wholesale Corp.(a)	193,728
3,402	Sysco Corp.(a)	213,169
3,872	Walgreens Boots Alliance, Inc.(a)	264,574
5,786	Walmart, Inc.(a)	538,966

		1,210,437

	Food Products — 1.1%
1,229	Hain Celestial Group, Inc. (The)(a)(b)	19,492
1,105	Ingredion, Inc.(a)	100,997
3,811	Kellogg Co.(a)	217,265
9,009	Mondelez International, Inc., Class A(a)	360,630
636	Post Holdings, Inc.(a)(b)	56,687
535	TreeHouse Foods, Inc.(a)(b)	27,130

		782,201

	Gas Utilities — 0.2%
2,099	UGI Corp.(a)	111,982

	Health Care Equipment & Supplies — 2.8%
4,804	Abbott Laboratories(a)	347,473
881	Align Technology, Inc.(a)(b)	184,508
389	Cooper Cos., Inc. (The)(a)	99,000
773	DENTSPLY SIRONA, Inc.	28,763
329	DexCom, Inc.(a)(b)	39,414
4,588	Hologic, Inc.(a)(b)	188,567
547	IDEXX Laboratories, Inc.(a)(b)	101,753
7,604	Medtronic PLC(a)	691,660
1,010	ResMed, Inc.(a)	115,009
755	STERIS PLC(a)	80,672
238	Teleflex, Inc.(a)	61,518

		1,938,337

	Health Care Providers & Services — 2.8%
987	Anthem, Inc.(a)	259,216
859	Centene Corp.(a)(b)	99,043
567	Cigna Corp.(a)(b)	107,754
6,592	CVS Health Corp.(a)	431,908
379	MEDNAX, Inc.(a)(b)	12,507
97	Molina Healthcare, Inc.(b)	11,273
3,988	UnitedHealth Group, Inc.(a)	993,490
275	WellCare Health Plans, Inc.(a)(b)	64,925

		1,980,116

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.6%
116	Domino’s Pizza, Inc.(a)	$28,767
612	Hilton Grand Vacations, Inc.(a)(b)	16,151
590	Hilton Worldwide Holdings, Inc.(a)	42,362
671	Las Vegas Sands Corp.(a)	34,926
3,328	McDonald’s Corp.(a)	590,953
1,626	MGM Resorts International(a)	39,447
4,196	Starbucks Corp.(a)	270,222
221	Yum China Holdings, Inc.(a)	7,410
1,346	Yum! Brands, Inc.(a)	123,724

		1,153,962

	Household Durables — 0.2%
1,508	Leggett & Platt, Inc.(a)	54,047
2,731	Toll Brothers, Inc.(a)	89,932

		143,979

	Household Products — 1.9%
2,353	Church & Dwight Co., Inc.(a)	154,733
521	Clorox Co. (The)(a)	80,307
1,475	Kimberly-Clark Corp.(a)	168,062
9,860	Procter & Gamble Co. (The)(a)	906,331

		1,309,433

	Industrial Conglomerates — 1.4%
1,356	3M Co.(a)	258,372
16,996	General Electric Co.(a)	128,660
4,340	Honeywell International, Inc.(a)	573,401

		960,433

	Insurance — 1.7%
1,152	American Financial Group, Inc.(a)	104,291
2,567	Arch Capital Group Ltd.(a)(b)	68,590
3,705	Chubb Ltd.(a)	478,612
438	Cincinnati Financial Corp.(a)	33,910
2,193	Lincoln National Corp.(a)	112,523
2,452	Prudential Financial, Inc.(a)	199,961
515	RenaissanceRe Holdings Ltd.(a)	68,855
846	Willis Towers Watson PLC(a)	128,473

		1,195,215

	Interactive Media & Services — 4.5%
470	Alphabet, Inc., Class A(a)(b)	491,131
1,362	Alphabet, Inc., Class C(a)(b)	1,410,501
9,551	Facebook, Inc., Class A(a)(b)	1,252,041

		3,153,673

	Internet & Direct Marketing Retail — 3.8%
1,502	Amazon.com, Inc.(a)(b)	2,255,959
222	Booking Holdings, Inc.(a)(b)	382,377
47	Liberty Expedia Holdings, Inc., Series A(a)(b)	1,838
1,552	Qurate Retail, Inc., Class A(a)(b)	30,295

		2,670,469

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	IT Services — 4.0%
1,895	Accenture PLC, Class A(a)	$267,214
814	FleetCor Technologies, Inc.(a)(b)	151,176
784	Global Payments, Inc.(a)	80,854
4,818	International Business Machines Corp.(a)	547,662
1,161	Leidos Holdings, Inc.(a)	61,208
3,926	MasterCard, Inc., Class A(a)	740,640
7,296	Visa, Inc., Class A(a)	962,634

		2,811,388

	Leisure Products — 0.1%
590	Brunswick Corp.(a)	27,406
224	Polaris Industries, Inc.(a)	17,176

		44,582

	Life Sciences Tools & Services — 0.6%
712	Illumina, Inc.(a)(b)	213,550
192	PRA Health Sciences, Inc.(a)(b)	17,656
806	Thermo Fisher Scientific, Inc.(a)	180,375

		411,581

	Machinery — 1.3%
1,114	AGCO Corp.(a)	62,016
1,987	Caterpillar, Inc.(a)	252,488
2,234	Cummins, Inc.(a)	298,552
2,186	IDEX Corp.(a)	276,004
339	WABCO Holdings, Inc.(a)(b)	36,388
374	Wabtec Corp.(a)	26,274

		951,722

	Media — 1.1%
871	AMC Networks, Inc., Class A(a)(b)	47,801
19,479	Comcast Corp., Class A(a)	663,260
628	GCI Liberty, Inc., Class A(a)(b)	25,848
7,571	Sirius XM Holdings, Inc.(a)	43,230

		780,139

	Metals & Mining — 0.1%
1,565	Steel Dynamics, Inc.(a)	47,013

	Multi-Utilities — 0.5%
6,570	Public Service Enterprise Group, Inc.(a)	341,968

	Multiline Retail — 0.3%
4,123	Nordstrom, Inc.(a)	192,173

	Oil, Gas & Consumable Fuels — 5.5%
1,236	Cheniere Energy, Inc.(a)(b)	73,159
9,332	Chevron Corp.(a)	1,015,228
1,213	Concho Resources, Inc.(a)(b)	124,684
519	Diamondback Energy, Inc.(a)	48,111
6,360	Encana Corp.(a)	36,761
18,096	Exxon Mobil Corp.(a)	1,233,966

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — (continued)
2,743	HollyFrontier Corp.(a)	$140,222
1,781	Noble Energy, Inc.(a)	33,412
3,836	Occidental Petroleum Corp.(a)	235,454
5,370	Phillips 66(a)	462,625
2,960	Pioneer Natural Resources Co.(a)	389,299
695	Whiting Petroleum Corp.(a)(b)	15,770
5,217	WPX Energy, Inc.(a)(b)	59,213

		3,867,904

	Pharmaceuticals — 5.4%
1,201	Allergan PLC(a)	160,526
6,946	Bristol-Myers Squibb Co.(a)	361,053
2,189	Eli Lilly & Co.(a)	253,311
199	Jazz Pharmaceuticals PLC(a)(b)	24,668
10,207	Johnson & Johnson(a)	1,317,213
9,568	Merck & Co., Inc.(a)	731,091
22,090	Pfizer, Inc.(a)	964,229

		3,812,091

	Professional Services — 0.4%
80	CoStar Group, Inc.(a)(b)	26,987
2,292	ManpowerGroup, Inc.(a)	148,522
1,736	TransUnion(a)	98,605
350	Verisk Analytics, Inc.(a)(b)	38,164

		312,278

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(a)	22,282

	REITs – Apartments — 0.9%
342	American Campus Communities, Inc.(a)	14,155
2,614	Camden Property Trust(a)	230,163
443	Essex Property Trust, Inc.(a)	108,628
1,035	Mid-America Apartment Communities, Inc.(a)	99,050
3,862	UDR, Inc.(a)	153,012

		605,008

	REITs – Diversified — 0.6%
1,776	Crown Castle International Corp.(a)	192,927
1,330	Digital Realty Trust, Inc.(a)	141,711
540	SBA Communications Corp.(a)(b)	87,421

		422,059

	REITs – Health Care — 0.2%
7,174	Medical Properties Trust, Inc.(a)	115,358

	REITs – Hotels — 0.0%
672	Park Hotels & Resorts, Inc.	17,459

	REITs – Mortgage — 0.4%
3,683	AGNC Investment Corp.(a)	64,600
21,231	Annaly Capital Management, Inc.(a)	208,488

		273,088

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Office Property — 0.1%
1,019	Kilroy Realty Corp.(a)	$64,075

	REITs – Shopping Centers — 0.3%
3,650	Regency Centers Corp.(a)	214,182

	REITs – Single Tenant — 0.4%
628	National Retail Properties, Inc.(a)	30,464
4,568	Realty Income Corp.(a)	287,967

		318,431

	REITs – Storage — 0.1%
1,120	Extra Space Storage, Inc.(a)	101,338

	REITs – Warehouse/Industrials — 0.2%
4,510	Duke Realty Corp.(a)	116,809

	Road & Rail — 1.1%
1,615	Norfolk Southern Corp.(a)	241,507
93	Old Dominion Freight Line, Inc.(a)	11,485
3,605	Union Pacific Corp.(a)	498,319

		751,311

	Semiconductors & Semiconductor Equipment — 3.3%
4,707	Applied Materials, Inc.(a)	154,107
18,157	Intel Corp.(a)	852,108
6,267	Maxim Integrated Products, Inc.(a)	318,677
3,446	NVIDIA Corp.(a)	460,041
3,327	QUALCOMM, Inc.(a)	189,340
3,085	Texas Instruments, Inc.(a)	291,532
981	Versum Materials, Inc.(a)	27,193

		2,292,998

	Software — 6.6%
2,121	Adobe, Inc.(a)(b)	479,855
1,391	Cadence Design Systems, Inc.(a)(b)	60,481
825	CDK Global, Inc.(a)	39,501
1,673	Fortinet, Inc.(a)(b)	117,829
27,051	Microsoft Corp.(a)	2,747,570
10,775	Oracle Corp.(a)	486,491
213	Palo Alto Networks, Inc.(a)(b)	40,119
3,982	salesforce.com, inc.(a)(b)	545,415
19	ServiceNow, Inc.(a)(b)	3,383
1,052	Synopsys, Inc.(a)(b)	88,620
277	Ultimate Software Group, Inc. (The)(a)(b)	67,829

		4,677,093

	Specialty Retail — 2.1%
939	Advance Auto Parts, Inc.(a)	147,855
1,011	Dick’s Sporting Goods, Inc.(a)	31,543
1,708	Foot Locker, Inc.(a)	90,866
6,486	Home Depot, Inc. (The)(a)	1,114,424
334	Ulta Beauty, Inc.(a)(b)	81,777
583	Williams-Sonoma, Inc.(a)	29,412

		1,495,877

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 4.0%
16,253	Apple, Inc.(a)	$2,563,748
347	Dell Technologies, Inc.(b)	16,952
3,492	Hewlett Packard Enterprise Co.(a)	46,129
7,665	HP, Inc.(a)	156,826

		2,783,655

	Textiles, Apparel & Luxury Goods — 1.0%
388	Carter’s, Inc.(a)	31,668
4,581	Hanesbrands, Inc.(a)	57,400
344	Lululemon Athletica, Inc.(a)(b)	41,834
7,069	NIKE, Inc., Class B(a)	524,096
849	Skechers U.S.A., Inc., Class A(a)(b)	19,434

		674,432

	Tobacco — 0.7%
3,656	Altria Group, Inc.(a)	180,570
4,913	Philip Morris International, Inc.(a)	327,992

		508,562

	Water Utilities — 0.4%
3,343	American Water Works Co., Inc.(a)	303,444

	Wireless Telecommunication Services — 0.0%
1,378	Sprint Corp.(a)(b)	8,020

	Total Common Stocks (Identified Cost $56,623,825)	68,108,631

Principal Amount
Short-Term Investments — 5.1%
$3,563,814	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $3,564,111 on 1/02/2019 collateralized by $2,960,000 U.S. Treasury Bond, 4.375% due 5/15/2040 valued at $3,639,800 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,563,814)	3,563,814

	Total Investments — 101.9% (Identified Cost $60,187,639)	71,672,445
	Other assets less liabilities — (1.9)%	(1,322,152)

	Net Assets — 100.0%	$70,350,293

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2018

Gateway Equity Call Premium Fund – (continued)

Written Options — (2.0%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (2.0%)
S&P 500® Index, Call	01/11/2019	2,525	(31)	$(7,771,235)	$(129,773)	$(100,750)
S&P 500® Index, Call	01/18/2019	2,475	(31)	(7,771,235)	(143,762)	(218,395)
S&P 500® Index, Call	01/18/2019	2,500	(30)	(7,520,550)	(153,130)	(164,550)
S&P 500® Index, Call	01/18/2019	2,525	(32)	(8,021,920)	(137,255)	(131,680)
S&P 500® Index, Call	01/18/2019	2,575	(28)	(7,019,180)	(120,313)	(56,700)
S&P 500® Index, Call	01/25/2019	2,425	(29)	(7,269,865)	(167,290)	(330,890)
S&P 500® Index, Call	02/15/2019	2,525	(29)	(7,269,865)	(213,418)	(195,895)
S&P 500® Index, Call	02/15/2019	2,600	(29)	(7,269,865)	(189,566)	(98,455)
S&P 500® Index, Call	02/15/2019	2,625	(30)	(7,520,550)	(189,247)	(77,100)

Total					$(1,443,754)	$(1,374,415)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2018

Software	6.6%
Banks	5.8
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	5.4
Interactive Media & Services	4.5
IT Services	4.0
Technology Hardware, Storage & Peripherals	4.0
Internet & Direct Marketing Retail	3.8
Semiconductors & Semiconductor Equipment	3.3
Biotechnology	3.0
Health Care Providers & Services	2.8
Health Care Equipment & Supplies	2.8
Aerospace & Defense	2.7
Diversified Telecommunication Services	2.3
Entertainment	2.3
Diversified Financial Services	2.1
Specialty Retail	2.1
Beverages	2.1
Other Investments, less than 2% each	31.7
Short-Term Investments	5.1

Total Investments	101.9
Other assets less liabilities (including open written options)	(1.9)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

This Page Intentionally Left Blank

|  36

Statements of Assets and Liabilities

December 31, 2018

	Gateway Fund	Gateway Equity Call Premium Fund
ASSETS
Investments at cost	$6,567,907,144	$60,187,639
Net unrealized appreciation	1,753,809,068	11,484,806

Investments at value	8,321,716,212	71,672,445
Cash	524,804	1,546
Receivable for Fund shares sold	69,402,343	218,646
Receivable for securities sold	71,998,278	—
Dividends and interest receivable	8,733,068	72,776
Prepaid expenses (Note 8)	4,446	35

TOTAL ASSETS	8,472,379,151	71,965,448

LIABILITIES
Options written, at value (premiums received $179,175,693 and $1,443,754, respectively) (Note 2)	156,288,290	1,374,415
Payable for securities purchased	144,416,457	—
Payable for Fund shares redeemed	27,651,663	89,615
Management fees payable (Note 6)	4,010,546	34,288
Deferred Trustees’ fees (Note 6)	722,371	32,830
Administrative fees payable (Note 6)	291,831	2,166
Payable to distributor (Note 6d)	93,596	565
Other accounts payable and accrued expenses	571,257	81,276

TOTAL LIABILITIES	334,046,011	1,615,155

NET ASSETS	$8,138,333,140	$70,350,293

NET ASSETS CONSIST OF:
Paid-in capital	$6,443,182,505	$60,736,618
Accumulated earnings	1,695,150,635	9,613,675

NET ASSETS	$8,138,333,140	$70,350,293

See accompanying notes to financial statements.

37  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	Gateway Fund	Gateway Equity Call Premium Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,177,641,298	$2,375,436

Shares of beneficial interest	37,212,838	209,811

Net asset value and redemption price per share	$31.65	$11.32

Offering price per share (100/94.25 of net asset value) (Note 1)	$33.58	$12.01

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$272,904,228	$848,643

Shares of beneficial interest	8,662,274	75,191

Net asset value and offering price per share	$31.50	$11.29

Class N shares:
Net assets	$179,726,770	$1,018

Shares of beneficial interest	5,681,769	90

Net asset value, offering and redemption price per share	$31.63	$11.32	*

Class Y shares:
Net assets	$6,508,060,844	$67,125,196

Shares of beneficial interest	205,766,423	5,931,006

Net asset value, offering and redemption price per share	$31.63	$11.32

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  38

Statements of Operations

For the Year Ended December 31, 2018

	Gateway Fund	Gateway Equity Call Premium Fund
INVESTMENT INCOME
Interest	$2,427,880	$22,557
Dividends	165,972,306	1,231,444
Less net foreign taxes withheld	(51,885)	(576)

	168,348,301	1,253,425

Expenses
Management fees (Note 6)	53,594,909	416,180
Service and distribution fees (Note 6)	6,691,825	18,744
Administrative fees (Note 6)	3,735,538	28,129
Trustees’ fees and expenses (Note 6)	232,207	16,530
Transfer agent fees and expenses (Notes 6 and 7)	5,755,985	37,274
Audit and tax services fees	52,563	51,094
Custodian fees and expenses	459,758	93,279
Legal fees	180,421	1,443
Registration fees	185,417	92,012
Shareholder reporting expenses	390,981	4,759
Miscellaneous expenses (Note 8)	241,949	19,049

Total expenses	71,521,553	778,493
Less waiver and/or expense reimbursement (Note 6)	(5,447,733)	(151,307)

Net expenses	66,073,820	627,186

Net investment income	102,274,481	626,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	345,075,154	8,842,540
Options written	(165,014,381)	(1,853,482)
Foreign currency transactions (Note 2c)	847	(11)
Net change in unrealized appreciation (depreciation) on:
Investments	(707,957,591)	(11,114,891)
Options written	55,549,649	369,917
Foreign currency translations (Note 2c)	(36)	—

Net realized and unrealized loss on investments, options written and foreign currency transactions	(472,346,358)	(3,755,927)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(370,071,877)	$(3,129,688)

See accompanying notes to financial statements.

39  |

Statements of Changes in Net Assets

	Gateway Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$102,274,481	$108,211,119
Net realized gain on investments, options written and foreign currency transactions	180,061,620	897,676,782
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(652,407,978)	(255,096,131)

Net increase (decrease) in net assets resulting from operations	(370,071,877)	750,791,770

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,162,325)	(18,006,320	)(b)
Class C	(1,009,472)	(1,226,639	)(b)
Class N	(2,587,089)	(688,888	)(b)
Class Y	(89,468,438)	(76,225,048	)(b)

Total distributions	(108,227,324)	(96,146,895)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	91,566,609	198,252,858

Net increase (decrease) in net assets	(386,732,592)	852,897,733
NET ASSETS
Beginning of the year	8,525,065,732	7,672,167,999

End of the year	$8,138,333,140	$8,525,065,732

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets (continued)

	Gateway Equity Call Premium Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$626,239	$838,868
Net realized gain (loss) on investments, options written and foreign currency transactions	6,989,047	(3,804,249)
Net change in unrealized appreciation (depreciation) on investments and options written	(10,744,974)	11,946,061

Net increase (decrease) in net assets resulting from operations	(3,129,688)	8,980,680

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,185)	(68,042	)(b)
Class C	(591)	(534	)(b)
Class N	(12)	(9	)(b)
Class Y	(593,036)	(756,852	)(b)

Total distributions	(617,824)	(825,437)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(6,890,884)	2,223,758

Net increase (decrease) in net assets	(10,638,396)	10,379,001
NET ASSETS
Beginning of the year	80,988,689	70,609,688

End of the year	$70,350,293	$80,988,689

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

41  |

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$33.47	$30.84	$29.72	$29.58		$29.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	0.39	0.41	0.57	(b)	0.39
Net realized and unrealized gain (loss)	(1.80)	2.58	1.13	0.12		0.57

Total from Investment Operations	(1.46)	2.97	1.54	0.69		0.96

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.34)	(0.42)	(0.55)		(0.38)

Net asset value, end of the period	$31.65	$33.47	$30.84	$29.72		$29.58

Total return(c)(d)	(4.39)%	9.66%	5.23%	2.34%		3.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,177,641	$1,669,272	$1,755,576	$1,864,118		$1,976,457
Net expenses(e)	0.94%	0.94%	0.94%	0.94%		0.94%
Gross expenses	1.01%	1.02%	1.02%	1.01%		1.02%
Net investment income	1.03%	1.20%	1.39%	1.91	%(b)	1.33%
Portfolio turnover rate	10%	34%	14%	10%		13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37, and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$33.32	$30.72	$29.61	$29.48		$28.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.14	0.19	0.34	(b)	0.17
Net realized and unrealized gain (loss)	(1.80)	2.57	1.11	0.12		0.57

Total from Investment Operations	(1.71)	2.71	1.30	0.46		0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.11)	(0.19)	(0.33)		(0.16)

Net asset value, end of the period	$31.50	$33.32	$30.72	$29.61		$29.48

Total return(c)(d)	(5.15)%	8.85%	4.42%	1.54%		2.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$272,904	$336,891	$366,584	$387,235		$353,339
Net expenses(e)	1.70%	1.70%	1.70%	1.70%		1.70%
Gross expenses	1.76%	1.77%	1.77%	1.76%		1.77%
Net investment income	0.27%	0.44%	0.63%	1.15	%(b)	0.57%
Portfolio turnover rate	10%	34%	14%	10%		13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$33.46	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.32
Net realized and unrealized gain (loss)	(1.81)	1.56

Total from Investment Operations	(1.37)	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.31)

Net asset value, end of the period	$31.63	$33.46

Total return(b)	(4.13)%	5.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$179,727	$126,262
Net expenses(d)	0.65%	0.65	%(e)
Gross expenses	0.70%	0.74	%(e)
Net investment income	1.32%	1.42	%(e)
Portfolio turnover rate	10%	34	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  44

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$33.46	$30.83	$29.71	$29.57		$28.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.47	0.49	0.64	(b)	0.46
Net realized and unrealized gain (loss)	(1.81)	2.58	1.12	0.12		0.57

Total from Investment Operations	(1.38)	3.05	1.61	0.76		1.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.42)	(0.49)	(0.62)		(0.45)

Net asset value, end of the period	$31.63	$33.46	$30.83	$29.71		$29.57

Total return(c)	(4.18)%	9.93%	5.48%	2.59%		3.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,508,061	$6,392,640	$5,550,008	$6,012,987		$5,814,900
Net expenses(d)	0.70%	0.70%	0.70%	0.70%		0.70%
Gross expenses	0.76%	0.77%	0.77%	0.76%		0.77%
Net investment income	1.28%	1.44%	1.63%	2.16	%(b)	1.57%
Portfolio turnover rate	10%	34%	14%	10%		13%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45, and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$12.08	$10.89	$10.22	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.10	0.11	0.15	(b)	0.02
Net realized and unrealized gain (loss)	(0.76)	1.18	0.66	0.24		(0.02)

Total from Investment Operations	(0.67)	1.28	0.77	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.09)	(0.10)	(0.13)		(0.04)

Net asset value, end of the period	$11.32	$12.08	$10.89	$10.22		$9.96

Total return(d)(e)	(5.60)%	11.80%	7.58%	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,375	$7,085	$6,507	$3,855		$96
Net expenses(g)	1.20%	1.20%	1.20%	1.20%		1.20	%(h)
Gross expenses	1.44%	1.30%	1.31%	1.70%		3.69	%(h)
Net investment income	0.73%	0.85%	1.02%	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	58%	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$12.05	$10.87	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)	0.01	0.02	0.09	(c)	0.00	(b)
Net realized and unrealized gain (loss)	(0.75)	1.18	0.68	0.22		(0.01)

Total from Investment Operations	(0.75)	1.19	0.70	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.05)	(0.06)		(0.02)

Net asset value, end of the period	$11.29	$12.05	$10.87	$10.22		$9.97

Total return(d)(e)	(6.24)%	10.95%	6.85%	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$849	$648	$524	$37		$1
Net expenses(g)	1.95%	1.95%	1.95%	1.95%		1.95	%(h)
Gross expenses	2.19%	2.05%	1.98%	2.40%		4.37	%(h)
Net investment income	0.02%	0.10%	0.23%	0.85	%(c)	0.01	%(h)
Portfolio turnover rate	58%	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$12.09	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.10
Net realized and unrealized gain (loss)	(0.77)	0.75

Total from Investment Operations	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.10)

Net asset value, end of the period	$11.32	$12.09

Total return(b)	(5.32)%	7.50	%(c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1	$1
Net expenses(d)	0.90%	0.90	%(e)
Gross expenses	15.41%	14.26	%(e)
Net investment income	1.04%	1.22	%(e)
Portfolio turnover rate	58%	19	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$12.09	$10.89	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.13	0.13	0.16	(b)	0.02
Net realized and unrealized gain (loss)	(0.76)	1.19	0.67	0.24		(0.01)

Total from Investment Operations	(0.64)	1.32	0.80	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.12)	(0.13)	(0.15)		(0.04)

Net asset value, end of the period	$11.32	$12.09	$10.89	$10.22		$9.97

Total return(c)	(5.37)%	12.21%	7.83%	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,125	$73,255	$63,578	$50,334		$20,815
Net expenses(e)	0.95%	0.95%	0.95%	0.95%		0.95	%(f)
Gross expenses	1.19%	1.05%	1.06%	1.45%		3.54	%(f)
Net investment income	1.01%	1.10%	1.27%	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	58%	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Notes to Financial Statements

December 31, 2018

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Fund

Gateway Equity Call Premium Fund

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported

|  50

Notes to Financial Statements (continued)

December 31, 2018

amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“Cboe®”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Funds will fair value S&P 500® Index options using the closing rotation values published by the Cboe®. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy

51  |

Notes to Financial Statements (continued)

December 31, 2018

or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2018 purchased and written options held by the Funds were fair valued using the closing rotation values published by the Cboe® as follows:

Fund	Purchased Options	Percentage of Net Assets	Written Options	Percentage of Net Assets
Gateway Fund	$54,411,305	0.7%	$(156,288,290)	(1.9)%
Gateway Equity Call Premium Fund	—	—	(1,374,415)	(2.0)%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities

|  52

Notes to Financial Statements (continued)

December 31, 2018

transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Funds’ investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended December 31, 2017 have been conformed to the new disclosure requirements. Where

53  |

Notes to Financial Statements (continued)

December 31, 2018

the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income and Distributions in Excess of Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

Gateway Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(18,006,320)
Class C	(1,226,639)
Class N	(688,888)
Class Y	(76,225,048)

Total distributions	$(96,146,895)

UNDISTRIBUTED NET INVESTMENT INCOME	$7,177,681

Gateway Equity Call Premium Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(68,042)
Class C	(534)
Class N	(9)
Class Y	(756,852)

Total distributions	$(825,437)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(29,596)

There were no distributions from net realized capital gains for the year ended December 31, 2017.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be

|  54

Notes to Financial Statements (continued)

December 31, 2018

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses and expiring capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, return of capital distributions received, deferred trustee’s fees and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

55  |

Notes to Financial Statements (continued)

December 31, 2018

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$108,227,324	$—	$108,227,324	$96,146,895	$—	$96,146,895
Gateway Equity Call Premium Fund	617,824	—	617,824	825,437	—	825,437

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund
Undistributed ordinary income	$503,152	$11,638

Capital loss carryforward:
Short-term:
No expiration date	—	(1,841,061)

Unrealized appreciation	1,695,369,854	11,475,928

Total accumulated earnings	$1,695,873,006	$9,646,505

Capital loss carryforward utilized in the current year	$328,374,534	$7,381,540

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

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Notes to Financial Statements (continued)

December 31, 2018

Gateway Fund had $30,720,109 of unused capital loss carryforwards expire in the current year.

As of December 31, 2018, the cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund
Federal tax cost	$6,571,935,047	$60,196,517

Gross tax appreciation	$2,029,332,324	$12,885,185
Gross tax depreciation	(333,962,464)	(1,409,257)

Net tax appreciation	$1,695,369,860	$11,475,928

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2018, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

57  |

Notes to Financial Statements (continued)

December 31, 2018

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,738,049,586	$—	$—	$7,738,049,586
Purchased Options(a)	—	54,411,305	—	54,411,305
Short-Term Investments	—	529,255,321	—	529,255,321

Total	$7,738,049,586	$583,666,626	$—	$8,321,716,212

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(156,288,290)	$—	$(156,288,290)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2018

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$68,108,631	$—	$—	$68,108,631
Short-Term Investments	—	3,563,814	—	3,563,814

Total	$68,108,631	$3,563,814	$—	$71,672,445

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(1,374,415)	$—	$(1,374,415)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include written index call options and purchased index put options.

The Funds seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Funds’ ability to profit from increases in the value of its equity portfolio. The Gateway Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Funds with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2018, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with this objective.

59  |

Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$54,411,305

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(156,288,290)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$104,046,155	$(165,014,381)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(2,014,578)	$55,549,649

[2]	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(1,374,415)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(1,853,482)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$369,917

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Notes to Financial Statements (continued)

December 31, 2018

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2018:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.02%	93.62%
Highest Notional Amount Outstanding	99.16%	99.16%
Lowest Notional Amount Outstanding	98.89%	70.58%
Notional Amount Outstanding as of December 31, 2018	98.96%	87.53%

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2018:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.84%
Highest Notional Amount Outstanding	99.23%
Lowest Notional Amount Outstanding	98.57%
Notional Amount Outstanding as of December 31, 2018	99.01%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2018, purchases and sales of securities (excluding short-term investments and option contracts) were as follows:

Fund	Purchases	Sales
Gateway Fund	$815,299,904	$917,829,668
Gateway Equity Call Premium Fund	37,249,671	46,683,603

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Notes to Financial Statements (continued)

December 31, 2018

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Funds. Gateway Advisers is a subsidiary of Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Gateway Advisers has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%

Gateway Advisers shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway Fund	$53,594,909	$5,270,583	$48,324,326	0.63%	0.57%
Gateway Equity Call Premium Fund	416,180	151,006	265,174	0.65%	0.41%

[1]	Management fee waiver is subject to possible recovery until December 31, 2019.

For the year ended December 31, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$142,996	$—	$—	$—	$142,996

No expenses were recovered for either Fund during the year ended December 31, 2018 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’

63  |

Notes to Financial Statements (continued)

December 31, 2018

Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Fund	$3,574,909	$779,229	$2,337,687
Gateway Equity Call Premium Fund	10,305	2,110	6,329

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

For the year ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Gateway Fund	$3,735,538	$21,007	$3,714,531
Gateway Equity Call Premium Fund	28,129	146	27,983

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Notes to Financial Statements (continued)

December 31, 2018

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$5,065,741
Gateway Equity Call Premium Fund	28,534

As of December 31, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$93,596
Gateway Equity Call Premium Fund	565

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2018, were as follows:

Fund	Commissions
Gateway Fund	$141,318
Gateway Equity Call Premium Fund	57

65  |

Notes to Financial Statements (continued)

December 31, 2018

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

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Notes to Financial Statements (continued)

December 31, 2018

g.  Affiliated Ownership.  As of December 31, 2018, Natixis US and affiliates held shares of Gateway Equity Call Premium Fund representing less than 0.01% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Gateway Fund	$13,147
Gateway Equity Call Premium Fund	155

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$984,470	$214,519	$14,047	$4,542,949
Gateway Equity Call Premium Fund	2,623	473	155	34,023

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the

67  |

Notes to Financial Statements (continued)

December 31, 2018

end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2018, neither Fund had borrowings under this agreement.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Gateway Equity Call Premium Fund	2	77.61%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

December 31, 2018

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,507,779	$249,848,440	11,877,615	$380,305,952
Issued in connection with the reinvestment of distributions	416,697	13,715,940	501,051	16,214,649
Redeemed	(20,582,546)	(685,981,026)	(19,432,242)	(625,661,265)

Net change	(12,658,070)	$(422,416,646)	(7,053,576)	$(229,140,664)

Class C
Issued from the sale of shares	955,997	$31,644,591	1,324,365	$42,461,524
Issued in connection with the reinvestment of distributions	24,932	816,895	30,037	965,515
Redeemed	(2,430,008)	(80,527,268)	(3,175,268)	(101,409,398)

Net change	(1,449,079)	$(48,065,782)	(1,820,866)	$(57,982,359)

Class N
Issued from the sale of shares	5,710,661	$188,499,842	3,986,733	$131,101,034
Issued in connection with the reinvestment of distributions	44,141	1,451,036	1,728	57,339
Redeemed	(3,846,255)	(128,458,328)	(215,239)	(7,124,210)

Net change	1,908,547	$61,492,550	3,773,222	$124,034,163

Class Y
Issued from the sale of shares	69,926,573	$2,326,487,140	62,338,029	$2,010,865,299
Issued in connection with the reinvestment of distributions	2,118,425	69,681,734	1,918,062	62,178,172
Redeemed	(57,343,674)	(1,895,612,387)	(53,219,787)	(1,711,701,753)

Net change	14,701,324	$500,556,487	11,036,304	$361,341,718

Increase (decrease) from capital share transactions	2,502,722	$91,566,609	5,935,084	$198,252,858

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

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Notes to Financial Statements (continued)

December 31, 2018

10.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	112,828	$1,355,617	535,418	$6,158,261
Issued in connection with the reinvestment of distributions	1,997	23,737	5,824	67,504
Redeemed	(491,439)	(5,907,256)	(552,465)	(6,565,662)

Net change	(376,614)	$(4,527,902)	(11,223)	$(339,897)

Class C
Issued from the sale of shares	27,989	$337,424	10,471	$117,776
Issued in connection with the reinvestment of distributions	48	581	47	533
Redeemed	(6,562)	(79,157)	(5,052)	(57,315)

Net change	21,475	$258,848	5,466	$60,994

Class N
Issued from the sale of shares	—	$—	88	$1,001
Issued in connection with the reinvestment of distributions	1	12	1	9

Net change	1	$12	89	$1,010

Class Y
Issued from the sale of shares	3,457,270	$40,202,877	1,249,514	$14,264,592
Issued in connection with the reinvestment of distributions	14,895	176,962	33,652	391,063
Redeemed	(3,602,198)	(43,001,681)	(1,058,760)	(12,154,004)

Net change	(130,033)	$(2,621,842)	224,406	$2,501,651

Increase (decrease) from capital share transactions	(485,171)	$(6,890,884)	218,738	$2,223,758

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

|  70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Shareholders of Gateway Fund and Gateway Equity Call Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Gateway Fund and Gateway Equity Call Premium Fund (constituting Gateway Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

71  |

Report of Independent Registered Public Accounting Firm

December 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  72

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2018, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%

73  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II, (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

75  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

77  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Gateway Trust	$82,044	$84,506	$3,853	$1,428	$17,490	$17,664	$—	$—

1. Audit-related fees consist of:

2017 & 2018 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2017 – Prospectus Consent

2. Tax fees consist of:

2017 & 2018 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $21,343 and $19,092 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/17-12/31/17	1/1/18-12/31/18
Control Affiliates	$0	$30,055

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2019